File Number: 033-13179

                                             Filed Pursuant to Rule 497(e)
                                             under the Securities Act of 1933



                                                                July 1, 2011


                           PIONEER CASH RESERVES FUND
                               SUPPLEMENT TO THE
             PROSPECTUS DATED MAY 1, 2011 (AS REVISED MAY 20, 2011)


Effective August 1, 2011, the following supplements and, to the extent inconsistent with the prospectus, supersedes the sections of the prospectus referenced below. Please refer to the prospectus for the full text of the supplemented sections.

Pricing of shares

NET ASSET VALUE
The fund's net asset value is the value of its securities plus other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares twice daily, every day the New York Stock Exchange is open, at 1:00 p.m. Eastern time and when regular trading closes (normally 4:00 p.m. Eastern time).

Buying, exchanging and selling shares

SHARE PRICES FOR TRANSACTIONS
If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) (except for orders received by 1:00 p.m. meeting the requirements referenced below), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

On any day that the money markets in which the fund invests close early, such as days in advance of holidays or in the event of an emergency, the fund reserves the right to advance the time when the fund's share price is determined (and by which transaction orders must be received) to the closing time of the markets.

You begin earning dividends on the first business day after the fund is credited with same-day funds for your purchase. However, if your purchase order is received by the fund by 1:00 p.m. with payment through same-day wire meeting the requirements referenced below, you also will receive dividends declared that day.

There are special requirements if you wish to purchase fund shares by wire, have your order executed at 1:00 p.m. and receive dividends for that day. You or your investment firm must contact the funds transfer agent, Pioneer Investment Management Shareholder Services, Inc., at 1-800-225-6292, to be pre-approved.

Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank.

SELLING
There are special requirements if you wish to have your order executed at 1:00 p.m. and receive your redemption proceeds by wire that same day. You or your investment firm must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc., at 1-800-225-6292, to be pre-approved. You will not receive that day's dividend.



                                                                   24932-00-0711
                                         (c)2011 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC